Exhibit 99.2

 UTC Assessment of Honeywell Proposal  February 26, 2016

   This presentation includes statements that constitute “forward-looking statements” under the securities laws. Forward-looking statements often contain words such as “believe,” “expect,” “plans,” “project,” “target,” “will,” “should,” “see,” “confident”, “ensure” and similar terms. Forward-looking statements may include, among other things, statements regarding transactions involving Honeywell; the plans, strategies, and objectives of UTC for future operations; future and estimated sales, earnings, cash flow, charges, expenditures and share repurchases; anticipated growth in sales; new products and their entry into service; anticipated benefits of organizational changes; and other measures of financial or operational performance. There can be no assurance that any future events will occur as anticipated, if at all, or that actual results will be as expected. All forward-looking statements involve risks, uncertainties and assumptions that may cause actual results to differ materially from those expressed or implied in the forward-looking statements. The forward-looking statements speak only as of the date of this presentation and we undertake no obligation to update or revise any forward-looking statements as of a later date.

EXECUTIVE SUMMARY

UTC opposes a combination with Honeywell which would encounter significant regulatory opposition and customer concerns, and create insurmountable conditions to complete a transaction

- Significant regulatory challenges in U.S., EU, China, Brazil, Canada and elsewhere
- Negative impact on customers (Airbus, Boeing, DoD) – recent public statements regarding concerns over supplier consolidation
- Possibility of failed deal scenario with negative financial, operational, customer, and talent impacts, regardless of whether or not the deal is completed

Notwithstanding significant regulatory and customer concerns regarding consolidation, the proposal fails to consider the following

- Proposed synergies do not consider the impact from significant divestitures and customer concessions
- Proposed value is wholly insufficient, not taking into account the significant earnings and cash flow prospects of UTC

2

CUSTOMER & REGULATORY

Significant overlap across the portfolio

UTC: $56.3B (2015)	Overlap with UTC	HON: $38.6B (2015)
Pratt & Whitney A United Technologies Company UTC Aerospace Systems	↔	**Aerospace** Engines APUs Avionics Space products ECS Electric power Engine systems/accessories Aircraft lighting Sensors Landing systems (W&B) Actuation/flight controls Management & technical services
United Technologies Climate | Controls | Security	↔	**Automation & Control** Security & life safety Environment & combustion controls Building solutions/services Scanning & mobility Process automation

Significant overlap would either block deal outright or result in substantial divestitures that would erode value of combination

3

SNAPSHOT OF AIRCRAFT CONTENT OVERLAP



Overlap areas
Exterior Lighting
Flight Control Surfaces
Primary Flight Controls
Passenger Service Units
Potable Water Systems
Inerting Systems
Fire Suppression
Airframe Accessory Transmissions
Air Turbine Starters
Vapor Cycle Cooling
Temperature Control
Heating Systems & Composites
Lube & Scavenge Pumps
Engine Gearboxes
Engine Bleed
Electric Power Generating Systems
Electric Power Distribution Systems
Engine Components
Fuel Injection Systems
Fuel Control Systems
Engine Actuation
Pressure Transducers
Fuel Boost Pumps
Thermostats
Fans
Security Systems
Smoke Detection
Fire Detection
Flight Control
Inertial Sensors
Avionics
Displays
Communications
Composite Radomes
Pilot Controls
Vehicle Health Management
Air Data, Sensors & Systems
Pilot / Crew Seats
Air Conditioning Packs
Auxiliary Power Systems
OBIGGS Compressor
Landing Gear
Wheels & Brakes
Brake Control
Proximity Sensing
Ram Air Turbines
Valves
Heat Exchangers
Engines
FADEC
Nacelle, Fan & Inlet Cowls
Thrust Reverser
Exhaust Nozzle
Pylons
Pneumatic Starters
Engine Fuel Pumps
Fuel Metering Units
Interior Lighting
Cargo Systems
Humidification
Ventilation Controls
Cabin Pressure Control
Primary and Secondary Actuation
Secondary Flight Controls
Ice Detection & Removal
Ice Protection
Fuel Measurement Systems
Fuel Tank Safety
Wiring Harness

Combination would provide internal systems from nose to tail, creating anti-competitive concerns

4

CUSTOMER & REGULATORY

Commercial product overlap

		UTC			Honeywell		
Security	Intrusion panels	AdvisorOne,Concord, Monitor, NetworX, Simon, ZeroWire			ADEMCOVISTA, OMNI, LYNX		
Security	Wired glass break sensors	Aritech			FlexGuard		
Security	Wireless sensors	Garage door, door/window, image, motion, shock, glass break, panic, smoke/heat, CO			Door/window, motion, CO, smoke/heat,glass break, asset		
Fire	Fire panels	Chubb, Edwards,GST			Notifier, Silent Knight, Gamewell-FCI, Fire-Lite		
Fire	Aspirating smoke detectors	Atmosfire,AIRSense, AIR-Intelligence,ORION			FAAST, HI-SPEC, ALL-SPEC, TITANUS, Compact ASD, Xtralis[1] VESDA/ICAM		
Fire	Comm'l fire detection	Chubb, Edwards, Kidde, GST			Notifier, Gamewell-FCI, Fire-Lite, System Sensor		
Fire	Comm'l fire alarm	Chubb, Edwards, GST			Gamewell-FCI, System Sensor		

1. Xtralis acquisition announced 2/4/2016, expected closing 2Q16
Source: Company websites

5

CUSTOMER & REGULATORY

Recent environment has become more stringent

Boeing uses its clout to control supplier consolidation

Boeing is the biggest customer of most aerospace suppliers, and is slowing some acquisitions by using its power to approve the transfer of its supply contracts from one owner to another.

Boeing can act like as an unofficial regulator on aerospace mergers and acquisitions because of the "assignability clause" inserted in most of its contracts with suppliers. The clause allows Boeing to refuse to transfer the contracts to the new owners, giving it a de facto veto over deals.

NEW YORK | BY ALWYN SCOTT
August 30, 2015
REUTERS

Pentagon warns against further consolidation among big arms makers

Pentagon officials warned on Wednesday against further consolidation in the U.S. weapons industry because fewer defense contractors could lead to higher costs, decreased innovation and less competition.

"What I said then and still believe is that it was important to avoid excessive consolidation in the defense industry to the point where we did not have multiple vendors who could compete with one another on many programs," Carter told reporters.

WASHINGTON | BY ANDREA SHALAL AND YEGANEH TORBATI
September 30, 2015
REUTERS

★ Airlines Turn to Trade Group to Probe Competitive Practices of Suppliers

Airlines are seeking legal advice to examine whether they are being gouged on the cost of the equipment they buy, including jetliners and the engines that power them, according to Willie Walsh, chief executive of British Airways parent International Consolidated Airlines Group SA.

"We have asked the team at IATA to engage external legal counsel to start looking into this issue," Mr. Walsh said. The group will explore whether manufacturers and aftermarket parts suppliers are complying with competition rules.

By ROBERT WALL And JON OSTROWER
June 8, 2015
THE WALL STREET JOURNAL.

Too Many Toys? Mattel-Hasbro Fate Rides on Antitrust Math

U.S. antitrust enforcers are responding forcefully to the flurry of mergers in highly concentrated industries and may be emboldened by recent victories.

Mega deals pending in industries including health insurance, drug stores, pharmaceuticals and chemicals are facing scrutiny from the FTC and the Justice Department, which share antitrust enforcement authority.

by David McLaughlin Andrew M Harris
February 4, 2016
BloombergBusiness

Combination would encounter significant regulatory challenges both domestically and abroad

★ The European Commission launched an investigation into the alleged anticompetitive behavior by aerospace OEMs in the provision of aftermarket services in September 2015 focusing on Honeywell in APUs

6

CUSTOMER & REGULATORY

Recent customer reactions

AIRBUS

I do not see that such a combination would be in the interests of Airbus…

I am under the impression that the UTC leadership shares my assessment.

Tom Enders
February 24, 2016

BOEING

Healthy competition in our supply chain is vitally important to Boeing and our commercial and military customers . . . we would anticipate taking a very close look at the potential impact on us and our customers of a Honeywell-UTC merger or acquisition.

February 24, 2016

BOMBARDIER

Canadian aircraft maker Bombardier told the FT that it would also object to any merger, reflecting widespread industry unease over the dominance such an enlarged supplier would have and the erosion of competition.

February 24, 2016

EMBRAER

I don't think that would be good, at least for Embraer. On the E2 they are major suppliers and if they become one supplier they will have an enormous stake. So that's something we are looking carefully at.

Frederico Curado
February 26, 2016

Proposed combination will face significant objection from customers

7

LEARNING FROM HISTORY

Failed mega-merger between HON and GE

"A decade and a half ago, Honeywell botched a merger with AlliedSignal, leaving rifts in the management of the company that hampered cooperation and hurt morale. It left a mess that employees nicknamed "Honey Hell." The wounded company was then almost taken over by GE, but when European regulators shot down the acquisition, it was left with bleak prospects." – Wall Street Journal (Sept. 1, 2015)



$70
$60
$50
$40
$30
$20
$10
$0
2000
2001
2002
2003
2004
2005
Oct 22, 2000
GE announces acquisition of HON
May 3, 2001
DoJ approves merger with limited divestitures required
July 3, 2001
European Commission officially rejects the merger
Bonsignore resigns effective immediately, replaced by Bossidy
9/11
Oct 2000
19th: HON confirms merger discussions with UTC
20th: HON/UTC announce termination
June 2001
News of the European Commission's intent to block the merger
Feb/July 2002
Cote named CEO in Feb and Chairman in July
2000–2005 change
UTC +65%
HON (38%)

"The merger between GE and Honeywell, as it was notified, would have severely reduced competition in the aerospace industry and resulted ultimately in higher prices for customers, particularly airlines."
– Mario Monti (European Commissioner), July 3, 2001

8

   Contribution analysis    9  (2016E consensus financials)  Net income  EBIT  EBITDA  Sales  Free cash flow                                        UTC represents a majority of the financial contributions of the combined company

   Financial assessment  Proposal grossly undervalues UTC  10    Premium / (discount) to: 52-week high of $124.45 6-mo VWAP of $92.95 2/18/16 close of $88.36  (19%)9%15%  HON proposal   101  stock  cash  < 108HON stated value    HON equity value   $83B  UTC equity value   $74B  New debt issued   ($36B)  Combined equity value  $121B   x UTC 40% ownership  $48B   ÷ UTC 833m shares  $58 / share  ($, per share)  Equity value as of 2/18/2016

SYNERGY BENEFITS OVERSTATED

HON's assumed $3.5B synergy figure is highly aggressive (~8.5% of HON sales)

Both companies already operating at best in class margins

Does not include impact of required divestitures

Relevant synergy benchmarks

(% of smaller company sales, pre-divestitures)



$3.5B
(~8.5%)
HON est.
$2.5B
(~6.0%)
UTC est.
~6%
~6%
~5%
~4%
UTC/GR (2012)
ALD/HON (1999)
TYC/JCI (2016)
IR/Trane (2008)

Projected synergies are unrealistic and have no precedent

11

   value destruction  Regulatory divestitures and customer concessions  12  Significant value destruction likely from regulatory divestitures and aerospace customer concessions  (Present value, $ billions)    Value  Comments  Theoretical value of synergies  23  $2.5B annualized @ 9.3x blended EBITDA  Restructuring cost  (3)  $3B cash restructuring  Synergies lost from divestitures  (5 – 9)  $0.5-1B synergy loss from divestitures @ 9.3x blended EBITDA  Valuation leakage from divestitures  (2 – 3)  1.5-2x discount to blended EBITDA multiple  Tax leakage from divestitures  (4 – 5)  Low tax basis on divested assets  Aero customer concessions  (5 – 10)  5-10% price reduction on OE portion of retained aerospace business  Net value creation  (7) – 4

UTC LONG-TERM VALUE CREATION

Meaningful actions to drive long-term growth

Streamlined portfolio – divested Sikorsky

Focused, simplified organizational structure

Continued restructuring

Investment in new aerospace programs

Increased return of capital to shareholders - $22B from 2015-17

Today, UTC is…
Flatter – Leaner – Agile – Closer to customers – Regionally scaled - Collaborative

13

UTC LONG-TERM VALUE CREATION

Positioned for long-term growth


(2016E-20E organic sales CAGR)
10%+
UTC Aerospace Systems
5 - 7%
United Technologies
Climate | Controls | Security
4 - 5%
OTIS
4 - 5%

~7,000 engine orders* with industry leading GTF technology… reducing fuel burn, emissions, noise

30+ systems nose to tail… technology enabling advanced system integration, content per platform up >50%

World-class brands serve growing middle class… innovating in efficiency, sustainability and intelligent systems

Leveraging 1,800 branches, 3M unit installed base, 1.9M units under service to meet unique customer needs

* announced and unannounced firm & option orders

14

CONCLUSION

UTC opposes a combination with Honeywell which would encounter significant regulatory opposition and customer concerns, and create insurmountable conditions to complete a transaction

- Significant regulatory challenges in U.S., EU, China, Brazil, Canada and elsewhere
- Negative impact on customers (Airbus, Boeing, DoD) – recent public statements regarding concerns over supplier consolidation
- Possibility of failed deal scenario with negative financial, operational, customer, and talent impacts, regardless of whether or not the deal is completed

Notwithstanding significant regulatory and customer concerns regarding consolidation, the proposal fails to consider the following

- Proposed synergies do not consider the impact from significant divestitures and customer concessions
- Proposed value is wholly insufficient, not taking into account the significant earnings and cash flow prospects of UTC

15